UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017

CLOUDCOMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1933 Cliff Drive, Suite 1 Santa Barbara, CA	93109
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger with WebTegrity, LLC, and Parscale Digital, Inc.

On November 15, 2017, CloudCommerce, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WebTegrity, LLC, a Texas limited liability company (“WebTegrity”), Kori Ashton (the “Sole Member”), and Parscale Digital, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which WebTegrity merged with and into Merger Sub (the “Merger”). Pursuant to the terms of the Merger Agreement, the Sole Member received ten thousand (10,000) shares (the “Stock Consideration”) of the Company’s newly designated Series E Convertible Preferred Stock (the “Series E Preferred Stock”), with a stated value of $100 per share, in exchange for the surrender of his 100% membership interests in WebTegrity. The Articles of Merger and the Certificate of Merger were filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Texas, respectively, on November 15, 2017 (the “Effective Time”) and at that time, the separate legal existence of WebTegrity ceased, and Merger Sub became the surviving company in the Merger and shall continue its corporate existence under the laws of the State of Nevada.

At the Effective Time, automatically by virtue of the Merger, each membership interests of WebTegrity issued and outstanding immediately prior to the Effective Time was converted into validly issued, fully paid and nonassessable shares of Series E Preferred Stock and the Company issued to the Sole Member 10,000 shares of its Series E Preferred Stock. Certificates representing the Stock Consideration shall be delivered to the Sole Member no later than ten days after the Effective Time pursuant to the terms of the Merger Agreement, and upon surrender of certificates or other evidence of the Sole Member’s membership interest in WebTegrity.

Pursuant to the Merger Agreement, the Sole Member has agreed to a covenant not to compete subject to the terms and conditions in the Merger Agreement for a period of four (4) years following the Effective Time (the “Non-Competition Period”). The Sole Member further agreed that during the Non-Competition Period, he will not directly or indirectly solicit or agree to service for his benefit or the benefit of any third-party, any of WebTegrity’s, the Company’s, or Merger Sub’s customers.

Pursuant to the Merger Agreement, during the period beginning on the Effective Time and ending on the thirty-six (36) month anniversary thereof, the Sole Member will not directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell, or otherwise transfer or dispose of, any portion of the Stock Consideration, or any shares of the Company’s common stock underlying the Stock Consideration (collectively the “Lock-Up Securities”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, by such holder on the Effective Date, or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any portion of the Lock-Up Securities.

Each of the parties to the Merger Agreement have made customary representations and warranties in the Merger Agreement.

Certificate of Designations of Series E Preferred Stock

As set forth above, the Company designated and issued 10,000 shares of Series E Preferred Stock to the Sole Member. The holder(s) of the Series E Preferred Stock will have a priority over all of the shares of Common Stock on liquidation or sale of the Company (but are subject to the liquidation rights of the Company’s outstanding Series A, B, C and D Preferred Stock), at an amount equal to One Hundred Dollars ($100.00) for each such share of the Series E Preferred Stock (as adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Except as required by applicable law, no dividends will be payable on the Series E Preferred Stock.

Except as otherwise required by law, the holders of Series E Preferred Stock shall have no voting rights. Each share of Series E Preferred Stock is convertible into two thousand five hundred (2,000) shares of the Company’s fully paid and nonassessable shares of Common Stock, as adjusted. The Series E Preferred Stock shall contain the respective

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rights, privileges and designations as are set forth in the Certificate of Designations, Preferences, Rights and Limitations of Series E Preferred Stock appended hereto as Exhibit 3.1 (the “Certificate of Designation”).

The foregoing description of the Merger Agreement and the Series E Preferred Stock do not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, and any Exhibits thereto, and the Certificate of Designation, which are attached as Exhibits 2.1 and 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, WebTegrity, the Sole Member or Merger Sub. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

Offer of Employment to Kori Ashton

On November 15, 2017, Parscale Digital extended an offer of employment to the Sole Member, pursuant to which Parscale Digital has agreed to engage the Sole Member to serve as Parscale Digital’s Chief Strategy Officer on a full-time basis, upon the terms and subject to the conditions set forth in the offer letter (the “Offer Letter”), in exchange for a base salary of $110,000, subject to deductions and withholdings, employee benefits and paid time off. In addition, the Sole Member shall be entitled to participate in the Parscale Digital’s Bonus Program as set forth in the Offer Letter.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, which is attached hereto as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

On November 15, 2017, the Company issued an aggregate of 10,000 shares of Series E Preferred Stock pursuant to the terms of the Merger Agreement which is described in Item 1.01, which is incorporated by reference, in its entirety, into this Item 3.02. Issuance of the Series E Preferred Stock pursuant to the Merger Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state.  These securities were offered and issued in reliance upon the exemption from registration under the Securities Act, afforded by Section 4(a)(2).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is incorporated by reference herein.

Certificate of Designation of Series E Preferred Stock

On November 15, 2017, the Company filed the Certificate of Designations, Preferences, Rights and Limitations of Series E Preferred Stock (the “Series E Certificate of Designation”) with the Secretary of State of the State of Nevada, setting forth the terms of the Series E Preferred Stock. A copy of the Series E Certificate of Designation is appended as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing does not purport to be a complete description of the Series E Certificate of Designation and is qualified in its entirety by reference to the full text of the Series E Certificate of Designation.

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Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company on November 15, 2017 announcing the completion of the Merger is furnished as Exhibit 99.1 hereto.

The foregoing information in this Item 7.01 (including Exhibit 99.1 hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(a) not later than seventy-one calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company will file an amendment to this Current Report on Form 8-K containing the pro forma financial information required by Item 9.01(b) not later than seventy-one calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of November 15, 2017, by and among CloudCommerce, Inc., WebTegrity, LLC, Kori Ashton and Parscale Digital, Inc.
3.1	Certificate of Designation of Series E Preferred Stock
10.1	Offer Letter dated November 15, 2017, to Kori Ashton
99.1	Press Release issued November 16, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUDCOMMERCE, INC.

Date: November 16, 2017	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer

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